UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 6, 2012

CHENIERE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16383	95-4352386
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

700 Milam Street Suite 800 Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 375-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 6, 2012, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Cheniere Energy, Inc. (the “Company”) approved mid-year 2012 base salary increases for each of the executive officers of the Company effective as of July 30, 2012. The Compensation Committee approved these increases to raise the base salary of certain executive officers who were below market compared to similar executive officer positions as reflected in the Company's executive compensation market data described in the Company's definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on April 19, 2012 (“Proxy Statement”).

On August 6, 2012, pursuant to the terms of the Company's 2011 - 2013 Bonus Plan (the “Plan”) and in connection with Sabine Pass Liquefaction, LLC, an indirect majority owned subsidiary of the Company (“Sabine Pass Liquefaction”), securing financing commitments to fund the cost of constructing the first two liquefaction trains of the proposed liquefaction facilities adjacent to the Sabine Pass LNG terminal in Cameron Parish, Louisiana (the “Project”), the Compensation Committee approved a long-term commercial bonus award (“LTCBA”) to be paid from the Long-Term Commercial Bonus Pool (“Bonus Pool”) (as defined in the Plan) for each of the executive officers of the Company. The Compensation Committee approved a Bonus Pool consisting of approximately $60 million in cash and approximately 10 million restricted shares of Company common stock. Pursuant to the terms of the Plan, the Compensation Committee determined the amount of the Bonus Pool based on the entry by Sabine Pass Liquefaction into certain sale and purchase agreements relating to Sabine Pass Liquefaction's sale of liquefied natural gas from the first two liquefaction trains being constructed at the Project. The Plan provides that up to a maximum of 25% of the Bonus Pool (“Long-Term Commercial Cash Award”) may be paid in cash and the remainder of the Bonus Pool will be paid in equity in the form of restricted stock (“Restricted Stock Award”) of the Company, as determined by the Compensation Committee (the “Percentage Cash Limitation”). In addition, the Plan provides that the Company may not pay more than $20 million in cash in the aggregate to all participants in the Plan for any performance year (the “Annual Cash Limitation”). The Compensation Committee determined that it was appropriate to grant Long-Term Commercial Cash Awards in excess of the Annual Cash Limitation and Percentage Cash Limitation; however, the aggregate LTCBAs approved under the Plan did not exceed the approved Bonus Pool.

Each executive officer's LTCBA includes a Long-Term Commercial Cash Award and a Restricted Stock Award that were granted on August 9, 2012 and both awards will vest in five installments. Pursuant to the terms of the Plan, the first installment of both the Long-Term Commercial Cash Award and Restricted Stock Award vested upon the issuance by Sabine Pass Liquefaction on August 9, 2012 of a full notice to proceed (the “NTP”) to Bechtel Oil, Gas and Chemicals, Inc. (“Bechtel”) under the Engineering, Procurement and Construction Agreement dated November 11, 2011 by and between Sabine Pass Liquefaction and Bechtel. The Long-Term Commercial Cash Awards will vest and be paid in five equal annual installments of 20% with the final four 20% installments to vest and be paid on each annual anniversary of the issuance of the NTP. The Restricted Stock Awards will vest as follows: 35% vested upon the issuance of the NTP on August 9, 2012; 10% will vest on the first anniversary of the issuance of the NTP; 15% will vest on the second anniversary of the issuance of the NTP; 15% will vest on the third anniversary of the issuance of the NTP; and 25% will vest on the fourth anniversary of the issuance of the NTP. The executive officers must generally be employed by the Company at the time of vesting or they will forfeit their respective LTCBAs. The forms of grant agreements for the Long-Term Commercial Cash Award and Restricted Stock Award that were approved by the Compensation Committee are attached hereto as Exhibits 10.1 - 10.10 and are incorporated herein by reference. The Compensation Committee also approved revised forms of grant agreements that may be used periodically by the Company for equity awards to new hires under the Company's 2003 Stock Incentive Plan and 2011 Incentive Plan. These forms of grant agreements are attached hereto as Exhibits 10.11 - 10.14 and are incorporated herein by reference.

The following table sets forth the mid-year 2012 annual base salary and LTCBA for the Company's principal executive officer, principal financial officer and other executive officers who are named in the Summary Compensation Table in the Proxy Statement.

Mid-Year Base Salary Increase and Long-Term Commercial Bonus Award

Executive Officer	2012 Mid-Year Base Salary	Long-Term Commercial Bonus Award
		Restricted Stock Award	Cash Bonus Award
Charif Souki Chairman, Chief Executive Officer and President	$800,000	3,500,000	$21,000,000
Meg A. Gentle Senior Vice President and Chief Financial Officer	$420,000	500,000	$3,000,000
H. Davis Thames Senior Vice President - Marketing	$420,000	500,000	$3,000,000
Jean Abiteboul [1] Senior Vice President - International	$375,000	400,000	$2,400,000
Greg W. Rayford Senior Vice President and General Counsel	$375,000	400,000	$2,400,000

1 Mr. Abiteboul's base salary is 306,998 EUR. The amount reported in the table represents the U.S. dollar equivalent based on the July 30, 2012 exchange rate of 1 USD to 0.81155 EUR.

Item 9.01 Financial Statements and Exhibits.

d) Exhibits
Exhibit
Number    Description
10.1*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (US - Executive Form)
10.2*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011 Incentive Plan (US - Executive Form)

10.3*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (US Form)

10.4*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (US Form)

10.5*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award
                        (UK - Executive Form)

10.6*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (UK - Executive)

10.7*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (UK Form)

10.8*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011 Incentive Plan
(UK Form)

10.9*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award
                        (US - Consultant/Independent Contractor)

10.10*             Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (US -  Consultant/Independent Contractor)

10.11*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (US - New Hire)

10.12*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (UK - New Hire)

10.13*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. 2011
                        Incentive Plan (US - New Hire)

10.14*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. 2011
                        Incentive Plan (UK - New Hire)

*         Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date:	August 10, 2012	By:	/s/ Meg A. Gentle
		Name:	Meg A. Gentle
		Title:	Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number    Description
10.1*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (US - Executive
Form)

10.2*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011 Incentive Plan (US
- Executive Form)

10.3*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (US Form)

10.4*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (US Form)

10.5*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award
                        (UK - Executive Form)

10.6*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (UK - Executive)

10.7*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award (UK Form)

10.8*               Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011 Incentive Plan
(UK Form)

10.9*               Form of 2011 - 2013 Bonus Plan Long-Term Commercial Cash Award
                        (US - Consultant/Independent Contractor)

10.10*             Form of 2011 - 2013 Bonus Plan Restricted Stock Grant under the 2011
                        Incentive Plan (US -  Consultant/Independent Contractor)

10.11*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (US - New Hire)

10.12*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. Amended and Restated 2003 Stock Incentive Plan (UK - New Hire)

10.13*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. 2011
                        Incentive Plan (US - New Hire)

10.14*             Form of Restricted Stock Grant under the Cheniere Energy, Inc. 2011
                        Incentive Plan (UK - New Hire)

*         Filed herewith.